PORTFOLIO DIRECT BY ART BONNEL

     Hello. This is Art Bonnel, portfolio manager for the Bonnel Growth Fund. Today is April 7, 1997.

     On Friday, April 4, the government reported that unemployment had reached the 5.2% level. Investors are now worried that this may cause the Federal Reserve Board to continue to raise interest rates. Because of the recent increase in rates by the Fed, the Dow Jones Industrials have corrected over 600 points and NASDAQ close to 200 points. As we pointed out in the last Portfolio Direct, be prepared for a correction of five to ten percent. Corrections are just a normal and healthy part of the market. They happened before, one is happening now and they will happen again. All corrections seem acrimonious which they are happening but they provide us some wonderful opportunities to acquire some great companies at bargain prices. How much farther will this correction carry? Only time will tell. But it will end. The stock market does what it wants to do when it wants to do it. Trying to accurately forecast short-term swings is non productive. Long term the market is in a strong up trend. Because of the short term unpredictability of the market, we are going to maintain a fully invested position. We are not going to attempt to time or trade the market. All we want to do is be invested in what we consider quality companies.

     April is going to be a very busy earnings driven month. The first quarter earnings reports will give us an idea of the strength in the economy. We have not taken any major positions recently in anticipation of the news releases. Hopefully most of our companies continue to show positive results. If they do not meet our expectations, we will exchange then for something else. Our focus will more than likely continue to be on technology, health care and various forms of retailing. This is always an exciting time of the quarter and especially since we are in a correction. There are some real bargains out there and we hope to pick up a few of them.

     The Bonnel Growth Fund continues to be diversified in many industries. As I mentioned a moment ago, we continue to favor technology, health care and retailing. Technology would be considered our largest industry holding. Some of our larger issues now are Minnesota Mining and Manufacturing, Sears, Exxon, McDonalds and Intel. Some issues having a smaller percentage of the portfolio would include Applied Magnetics, American Power Conversion and Seattle Film works. Earnings are going to be announced on most of these before the next update and these issues are going to be reevaluated. They may be sold if information is released which would be considered detrimental to earnings growth. The best system for investing in the market may just be our ABC Investment Plan. This is our monthly dollar cost average plan. This way you do not need to try to time the market. No system can guarantee a profit, especially if you sell at a low, but this should diversify your risk and get you started in an automatic savings program.

     Thank you for your interest in the Bonnel Growth Fund. The next update is scheduled for mid May. The big question of course is what is going to happen to interest rates by then.

     If you would like to receive more information about the Bonnel Growth Fund or any of U.S. Global Investors other no-load mutual funds, please remain on the line and our Representative will assist you.

     To listen to reports from our other portfolio managers, please press star now. Thank you and good bye.

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ANNOUNCEMENT 159

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